SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of February 9, 2021

Non-Money Market Funds

Series	Classes
JPMorgan Core Bond Fund	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, R6

JPMorgan Core Plus Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, L (formerly Institutional until 12/1/16), R3, R4, R5

JPMorgan SMID Cap Equity Fund (name change from Intrepid Mid Cap Fund effective 11/1/20)	A, C, I (formerly Select until 4/3/17), R3, R4, R6

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Equity Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5. R6

JPMorgan Equity Index Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Government Bond Fund	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R6

JPMorgan High Yield Fund (name changed from JPMorgan High Yield Bond Fund effective 9/14/2009)	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, R6

JPMorgan International Research Enhanced Equity Fund (name changed from JPMorgan International Equity Index Fund effective 6/30/14)	A, I (formerly Select until 4/3/17), R6

JPMorgan Investor Balanced Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Investor Conservative Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

Series	Classes
JPMorgan Investor Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan U.S. Value Fund (name change from JPMorgan Investor Growth & Income Fund effective 11/1/20)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Large Cap Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Large Cap Value Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Market Expansion Enhanced Index Fund (name change from JPMorgan Market Expansion Index Fund effective 4/30/13)	A, C, I (formerly Select until 4/3/17), R2, R6

JPMorgan Mortgage-Backed Securities Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Sustainable Municipal Income Fund (name change from JPMorgan Municipal Income Fund effective on 9/15/20)	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Short Duration Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, C, I, (formerly Institutional until 4/3/17), R6

JPMorgan Small Cap Growth Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan Small Cap Value Fund	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, R6

JPMorgan Tax Free Bond Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Limited Duration Bond Fund (name changed from JPMorgan Ultra Short Duration Bond Fund effective 8/31/09 and name change from JPMorgan Ultra Short Term Bond Fund effective 7/1/06)	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

B-2

Money Market Funds

Series	Classes
JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, C, E*TRADE

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Service, E*TRADE

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, IM, E*TRADE, Academy, Empower

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, C, IM, Capital, Academy, Empower

B-3